SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 21, 2001
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                               NetIQ Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                  000-26757                 77-0405505
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)

3553 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                        95134
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (408) 856-3000
                                                   -----------------------------

                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     The Registrant today provided further guidance on its estimated results for the quarter ending March 31, 2001. The Registrant said that based on results to date it estimates that it will achieve revenue in the range of $37 million to $40 million. Earnings per share, excluding acquisition-related costs and before amortization of goodwill and other intangibles, are estimated to be in the range of $0.13 to $0.17 per diluted share. Revenue and earnings in the comparable period one-year earlier were $10.9 million and $0.11 per diluted share. The foregoing estimates of results are based upon management's current estimates and could be higher or lower than the range indicated based on revenue levels for the balance of the quarter, quarter-end adjustments and other factors. "Like many other companies we are feeling the impact of a slowing economy and IT spending, which causes us to revise our guidance at this point," said Ching-Fa Hwang, the Registrant's CEO. "Despite the current economic conditions, our market leadership position and ability to deliver comprehensive solutions remain very strong. We continue to generate positive customer response and will continue to broaden and deliver best of breed solutions."

     In addition, the Registrant and WebTrends Corporation announced today that both companies' March 26, 2001 special stockholders' meetings to consider their proposed merger will be adjourned to March 30, 2001. The adjournment will enable stockholders to consider the information in the Registrant's earnings pre-announcement issued today. The Registrant and WebTrends continue to recommend that the stockholders of both companies vote in favor of the merger. "We continue to believe in the strategic rationale for the merger - of creating the industry leader in eBusiness infrastructure management and intelligence solutions," said Ching-Fa Hwang, the Registrant's CEO, and Eli Shapira, CEO of WebTrends, in a joint statement.

     The press releases containing the foregoing announcements are attached to this report as Exhibits 99.1 and 99.2

Safe Harbor Statement

     This report includes "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Registrant's future revenues and operating results and the anticipated closing of the merger of the Registrant and WebTrends. Our actual future results could differ materially from the results discussed herein. Factors that could cause or contribute to such differences include the risks relating to the Registrant's proposed acquisition of WebTrends Corporation, fluctuations in our operating results, competition in our markets and the potential inability to convert sales leads into orders at a rate


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sufficient to meet market expectations for our quarterly results. For a more complete discussion of risks and uncertainties relating to the Registrant's and WebTrends' business and the proposed merger, please read the discussions of these risks in the documents filed from time to time with the Securities and Exchange Commission, including the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 and Quarterly Report on Form 10-Q for the three months ended December 31, 2000, WebTrends' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and the Registrant's Registration Statement on Form S-4 relating to the proposed merger.

     The Registrant, its officers and directors may be deemed to be participants in the solicitation of proxies from the Registrant's shareholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in the Registrant's proxy statement filed with the SEC on October 6, 2000. This document is available free of charge at the SEC website at www.sec.gov and from the Registrant's contact listed below.

     WebTrends Corporation, its officers and directors may be deemed to be participants in the solicitation of proxies from WebTrends shareholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in WebTrends' proxy statement filed with the SEC on April 4, 2000. This document is available free of charge at the SEC website at www.sec.gov and from the WebTrends contact listed below.

     SHAREHOLDERS OF WEBTRENDS AND THE REGISTRANT ARE URGED TO READ THE JOINT PROXY STATEMENT-PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED BY THE REGISTRANT WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE IT CONTAINS IMPORTANT INFORMATION. THIS DOCUMENT IS AVAILABLE FREE OF CHARGE ON THE SEC WEBSITE AT WWW.SEC.GOV AND FROM WEBTRENDS CORPORATION AND THE REGISTRANT THROUGH THE CONTACTS LISTED BELOW.

For The Registrant:

Susan Torrey, Press Relations, 713-548-1863, susan.torrey@netiq.com
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Jim Barth, Chief Financial Officer, 408-856-3069, jim.barth@netiq.com
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For WebTrends:

Bill Schneider, Press Relations, 503-294-7025 x2362, bschneider@webtrends.com
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


Nanci Werts, Investor Relations, 503-294-7025 x 2564 investor@webtrends.com
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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

Exhibits        Description
--------        -----------
99.1            Press Release of the Registrant Dated March 21, 2001

99.2 Joint Press Release of the Registrant and WebTrends Corporation Dated March 21, 2001




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETIQ CORPORATION


                                            By: /s/ James Barth
                                               ---------------------------------
                                               Name:  James Barth
                                               Title: Chief Financial Officer

March 21, 2001


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                               Index to Exhibits

Exhibit        Description
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99.1           Press Release of the Registrant Dated March 21, 2001

99.2 Joint Press Release of the Registrant and WebTrends Corporation Dated March 21, 2001




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